SEMIANNUAL REPORT  APRIL 30, 2000

Prudential
Tax-Managed Equity Fund

Fund Type Stock
Objective Long-term after-tax growth of capital

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Build on the Rock

Investment Goals and Style
The Prudential Tax-Managed Equity Fund attempts to provide after-tax returns that exceed those of the Standard & Poor's 500 Composite Stock Price Index
(S&P 500 Index) over the long term. Using quantitative investment strategies, we emphasize individual securities that we believe are likely to perform well. To manage risk and provide broad market participation at all times, however, we try to maintain the Fund's sector, industry, size, and security exposures close to those of the S&P 500
Index.

Portfolio Composition

   Sectors expressed as a percentage of
net assets as of 4/30/00
      25.5%  Electronic Technology
      14.2   Finance
       8.8   Utilities
       8.2   Health Technology
       8.1   Technology Services
       6.7   Retail Trade
       6.3   Process Industries
       5.0   Energy Minerals
       3.7   Consumer Non-Durables
       3.1   Producer Manufacturing
       3.0   Consumer Services
       7.3   Other
       0.1   Cash & Equivalents

Ten Largest Holdings
   Expressed as a percentage of
   net assets as of 4/30/00
   4.3%   General Electric Co.
      Diversified Manufacturing
   3.8   Cisco Systems, Inc.
      Computer Networks
   3.6   Intel Corp.
      Semiconductors
   2.6   Microsoft Corp.
      Computer Software & Services
   2.2   Wal-Mart Stores, Inc.
      Retail
   1.9   Oracle Systems Corp.
      Computer Software & Services
   1.8   Exxon Mobil Corporation
      Petroleum & Coal
   1.8   Pfizer Inc.
      Pharmaceuticals
   1.7   Citigroup Inc.
      Financial Services
   1.6   International Business Machines Corp.
      Computers
www.prudential.com   (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                As of 4/30/00
                    Six     One       Since
                   Months   Year    Inception2
Class A            10.47%   13.91%    24.50%
Class B            10.16    13.08     23.60
Class C            10.16    13.08     23.60
Class Z            10.62    14.16     25.00
Lipper Large-Cap
Core Fd. Avg.3     10.79    14.31     22.58

Average Annual Total Returns1         As of 4/30/00
             One      Since
             Year   Inception2
Class A      8.21%    15.60%
Class B      8.08     16.71
Class C     10.95     18.20
Class Z     14.16     21.25

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares.

Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 3/3/99.

3 Lipper average returns are for all funds in each share class for the six-month, one-year, and since-inception periods in the Large-Cap Core Fund category. The Lipper average is unmanaged. Large-
Cap Core funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P(r) Mid-Cap 400 Index. Large-Cap Core funds have wide latitude in the companies in which they invest. These funds will normally have an average price/earnings ratio, price/book ratio, and three-year earnings growth figure.

"S&P(r)" is a registered trademark of The McGraw-Hill
Companies, Inc.

(LOGO)                  June 15, 2000

Dear Shareholder,
The six months ended April 30, 2000, were an extraordinarily volatile period for U.S. stocks. Although the S&P 500 Index gained 7.18% over the half-year, this moderate rise masked both steep and unsustainable climbs and sharp drops that continued after the end of our reporting period. The Prudential Tax-Managed Equity
Fund's Class A shares returned 10.47% over the six months, well above the S&P 500 Index and in line with the 10.79% gain of the Lipper Large-Cap Core
Fund Average. This return placed the Fund in the top half of funds in this Lipper category, as the average was pulled up by the high returns of funds with a growth emphasis. Our return was 4.95% to those paying the maximum one-time Class A share sales charge.

The Fund's advantage over the S&P 500 Index was primarily due to strong selection largely among technology stocks. Performance also was helped by good sector selection: a modest overweight in strong-performing technology and a slight underweight of the lagging consumer nondurables.
Sector selection offset the negative impact of a small overrepresentation of smaller company stocks, which lagged the market.

The final months of this reporting period marked a dramatic shift in market favor from growth to value stocks. Whether the change endures, is reversed again, or market favor becomes more evenly distributed, the volatility reminds us of the advantage of being diversified across styles and sectors.


Sincerely,

John R. Strangfeld, President
Prudential Tax-Managed Funds--Prudential Tax-Managed Equity Fund
www.prudential.com        (800) 225-1852

Semiannual Report   April 30, 2000

Investment adviser's report
The Prudential Tax-Managed Equity Fund is managed to reduce the risk of a large deviation in return from the Fund's S&P 500 Index benchmark, while also increasing the likelihood that its performance will be better than the Index. In our classification of the market into 17 economic sectors, no sector had an average deviation from the benchmark of more than two percentage points over this reporting period. At period end, no single stock deviated from its benchmark weighting by more than 0.60 of a percentage point.

However, there were many smaller deviations from the benchmark, and our active management of these exposures accounted for our three-percentage-point outperformance of the S&P 500 Index over the six-month period. Our margin of outperformance over the past 12 months was closer to four percentage points.

On a month-to-month basis, our return varied with the general trend of the S&P 500 Index, and our largest underperformance of the Index (in January) was only 0.20 of a percentage point. On the other hand, we beat the Index by as much as 1.55 percentage points in February. Although we were pleased with February's return, it was larger than we would normally expect over the long term, and we would not characterize it as a typical month.

As with the broader market, the largest
contribution to our absolute return came from electronic technology companies. The giants of this sector were Cisco Systems and Intel. Our holdings of these were close to their benchmark weighting.
Our outperformance in the sector was due to our overweights in many smaller high performers:
Qualcomm, ADC Telecommunications, Altera, Teradyne, and others. Our stock selection in this sector was the largest single factor in our outperformance, but our overweight of the sector as a whole also contributed.

Prudential Tax-Managed Equity Fund

Semiannual Report   April 30, 2000

We benefited, as well, from good stock selection and a slight overweighting in technology services, which includes software companies. Again, large companies such as Oracle Systems and Microsoft had the greatest absolute impact on our return, but our margin of outperformance came from smaller firms such as Citrix Systems and Siebel Systems.

An overweight in financials hurt both our absolute and relative performance. The sector fell, largely over fears that the Federal Reserve would increase short-term interest rates and accidentally cause a sharp economic slowdown. Moreover, our stock selection overweighted the poorer performers, on average, such as Conseco and Providian. (Conseco was no longer in the portfolio at period end.)

We should emphasize that we allow only small deviations from the benchmark S&P 500 Index in risk factors such as sector, industry, and market capitalization. Such deviations do not come about because we believe that, for example, the technology sector will outpace others. Rather, we attempt to overweight (or underweight) individual stocks on the basis of our assessment of their investment prospects. This sometimes results in an overweight in a sector. Over time, we expect exposure to various risk factors to have only a minor impact on our return. Our primary objective is to add value through judiciously chosen individual securities.

How we select stocks
Usually, stocks of both fast-growing and slow-growing companies (often called value stocks) are represented in our portfolio. We have found that no single discipline identifies winners and losers equally well within each style. Consequently, we apply different selection criteria to growth and value stocks.

Research in behavioral finance--the discipline that
applies scientifically derived generalizations
about human judgment to financial behavior--suggests
that investors tend to overemphasize recent news
while neglecting longer-term trends. So, among
value stocks, we tend to buy and hold shares in
companies that become underpriced relative to their
earnings or book
www.prudential.com        (800) 225-1852

value. We do this in the belief that the market has overreacted to past disappointments from these firms. We buy slow-growth stocks with the intention of holding them until they have reached their fair value.

Among stocks in rapidly growing companies, however, both theory and practice suggest that investors' overconfidence slows their response to news about future growth. We try to emphasize stocks with positive news about future prospects in the belief that the market will eventually follow. We hold these stocks until bad news calls into question the firm's ability to sustain profitable future growth.
In contrast to value stocks, we de-emphasize price because low prices do not necessarily make attractive growth stocks.

Difference between absolute and relative performance
Our definition of success is a return that is better than the overall market, as measured by the S&P 500 Index, over the long term. So we try to be somewhat like the Index, only a bit better.
Consider, for example, our average holding of Microsoft over this reporting period. It hurt our absolute performance because Microsoft was a large holding and it had a large decline. But we had a substantial underweight in Microsoft compared to its weighting in the S&P 500 Index, so our relative performance benefited. In other words, it didn't hurt us as much as it hurt the Index. We think we did well by reducing our exposure to the stock without taking the larger risk that holding no Microsoft would have represented. We de-emphasized
Microsoft because our quantitative models suggested that the stock was overpriced. If we had no concern about deviating from the performance of the S&P 500
Index, we even might have avoided Microsoft altogether. We sometimes hold a stock that we think is a poor investment, but at a lower-than-benchmark weight, because it is a large component of our benchmark index.

Similarly, at the sector level, consumer nondurables such as Procter & Gamble and Coca-Cola hurt our absolute return because the sector had a large average loss. But we had slightly underrepresented consumer nondurable stocks, and we adjusted our weights within the sector to reduce the average loss compared with the S&P 500 Index.
So our consumer nondurables also made a large positive contribution to our relative performance.

Prudential Tax-Managed Equity Fund

Semiannual Report   April 30, 2000

Tax management
The changes in market value of a stock in our portfolio affect our net asset value and our return, but have no tax consequences until the gain or loss is locked in by the shares' sale. This is called "realizing" the gain or loss.

We review our portfolio daily for stocks that have fallen in value. When we can replace such a stock with another that has a similar profile--that is, it is in the same industry, it has a similar market capitalization, and it has a similar growth potential--we often do so to realize a loss that can be used to offset the tax implications of realized gains. We try to keep a capital loss carry-forward--a net realized loss that can be subtracted from future gains--amounting to 3% to 5% of our portfolio.

For example, Qualcomm had been our largest overweight, and the stock rose 219% from the beginning of this reporting period to the end of 1999. We thought the higher share price captured at least some of its growth potential, so we wanted to reduce our overweight. In order to lower our commitment after the stock price already had risen
(which increased the value of our holdings), we had to sell a substantial amount of Qualcomm, so we realized a large gain. However, we were able to sell stocks that had depreciated to realize a similar loss, while maintaining the risk profile we desired. (Qualcomm shares fell sharply toward the end of our reporting period, so locking in its gain proved to be wise.)

Although our overall return over the reporting period was in the top half of large-cap core funds in the Lipper universe--and an excellent half-year performance for a stock portfolio--we kept our capital loss carry-forward within our target range for much of the last six months. That means we realized about the same amount of gains and losses, minimizing the tax consequences of the transactions. We are pleased that we were able to offset our realized gains with realized losses while still producing a strong performance.

Prudential Tax-Managed Equity Fund Management Team

Prudential Tax-Managed Equity Fund

         Financial
             Statements

       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2000 (Unaudited)

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.9%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  0.7%
      36,900   Boeing Co.                                             $    1,464,469
      20,100   General Dynamics Corp.                                      1,175,850
       3,700   Northrop Grumman Corp.                                        262,237
         300   Rockwell Int'l. Corp.                                          11,813
                                                                      --------------
                                                                           2,914,369
-------------------------------------------------------------------------------------
Airlines  0.5%
      34,300   AMR Corp.(a)                                                1,168,344
      17,700   Delta Air Lines, Inc.                                         933,675
       8,000   Southwest Airlines Co.                                        173,500
                                                                      --------------
                                                                           2,275,519
-------------------------------------------------------------------------------------
Aluminum  0.5%
       9,500   Alcan Aluminum Ltd.                                           311,125
      33,000   Alcoa Inc.                                                  2,140,875
                                                                      --------------
                                                                           2,452,000
-------------------------------------------------------------------------------------
Auto & Truck  3.0%
      18,100   Arvin Industries, Inc.                                        393,675
       9,500   Borg-Warner Automotive, Inc.                                  397,219
      38,900   Delphi Automotive Systems Corp.                               743,963
      78,300   Ford Motor Co.                                              4,282,031
      53,300   General Motors Corp.                                        4,990,212
       2,700   Genuine Parts Co.                                              70,875
      13,300   Harley-Davidson, Inc.                                         529,506
      23,100   Johnson Controls, Inc.                                      1,462,519
      10,200   Navistar International Corp.(a)                               357,000
       6,900   PACCAR Inc.                                                   328,181
       1,500   TRW Inc.                                                       87,750
                                                                      --------------
                                                                          13,642,931
-------------------------------------------------------------------------------------
Banking  3.1%
         100   Associated Banc-Corp.                                           2,556
      27,700   Astoria Financial Corp.                                       763,481

    8                                      See Notes to Financial Statements

       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      51,600   Bank of America Corp.                                  $    2,528,400
      13,000   Bank of New York Co., Inc.                                    533,813
       4,000   Bank One Corp.                                                122,000
      30,200   Chase Manhattan Corp.                                       2,176,287
      22,700   Dime Bancorp, Inc.                                            425,625
       1,300   Fifth Third Bancorp                                            82,063
      28,600   First Union Corp.                                             911,625
       9,864   Firstar Corp.                                                 245,367
      31,030   FleetBoston Financial Corp.                                 1,099,626
       7,800   Mellon Financial Corp.                                        250,575
         800   Northern Trust Corp.                                           51,300
      18,900   PNC Financial Services Group                                  824,513
      40,100   SouthTrust Corp.                                              957,387
       3,500   SunTrust Banks, Inc.                                          177,625
         800   Washington Mutual, Inc.                                        20,450
      69,300   Wells Fargo Co.                                             2,845,631
                                                                      --------------
                                                                          14,018,324
-------------------------------------------------------------------------------------
Beverages  1.8%
      18,500   Anheuser-Busch Cos., Inc.                                   1,305,406
      39,000   Coca-Cola Co.                                               1,835,437
      62,200   Coca-Cola Enterprises Inc.                                  1,325,638
      92,400   PepsiCo Inc.                                                3,389,925
       1,000   Seagram Co. Ltd.                                               54,000
                                                                      --------------
                                                                           7,910,406
-------------------------------------------------------------------------------------
Biotechnology  0.1%
       4,000   PE Corp.-PE Biosystems Group                                  240,000
-------------------------------------------------------------------------------------
Business Services  0.1%
       8,800   Paychex, Inc.                                                 463,100
-------------------------------------------------------------------------------------
Chemicals  0.6%
         600   Ashland Inc.                                                   20,475
       4,600   Dow Chemical Co.                                              519,800
      32,385   E.I. du Pont de Nemours & Co.                               1,536,263
       6,800   Praxair, Inc.                                                 302,175
       1,700   Schulman (A.), Inc.                                            21,888

    See Notes to Financial Statements                                      9

       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       3,800   Union Carbide Corp.                                    $      224,200
                                                                      --------------
                                                                           2,624,801
-------------------------------------------------------------------------------------
Computers  5.1%
      14,600   Apple Computer, Inc.(a)                                     1,811,313
      36,400   Dell Computer Corp.(a)                                      1,824,550
      40,500   Hewlett-Packard Co.                                         5,467,500
      65,300   International Business Machines Corp.                       7,289,112
       6,600   Lexmark Int'l Group, Inc.(a)                                  778,800
       1,700   Seagate Technology, Inc.(a)                                    86,381
      62,600   Sun Microsystems, Inc.(a)                                   5,755,288
                                                                      --------------
                                                                          23,012,944
-------------------------------------------------------------------------------------
Computer Networks  4.1%
     246,400   Cisco Systems, Inc.(a)                                     17,082,450
      15,200   Network Appliance, Inc.(a)                                  1,123,850
                                                                      --------------
                                                                          18,206,300
-------------------------------------------------------------------------------------
Computer Software & Services  10.1%
      23,700   Adobe Systems Inc.                                          2,866,219
      67,900   America Online, Inc.                                        4,061,269
      19,700   Automatic Data Processing, Inc.                             1,060,106
      14,100   Citrix Systems, Inc.(a)                                       860,981
      29,300   Comverse Technology, Inc.(a)                                2,613,194
      18,900   Electronic Data Systems Corp.                               1,299,375
      39,500   EMC Corp.(a)                                                5,488,031
      17,900   First Data Corp.                                              871,506
     166,100   Microsoft Corp.(a)                                         11,585,475
     103,700   Oracle Systems Corp.(a)                                     8,289,519
      18,400   Siebel Systems, Inc.(a)                                     2,260,900
      24,100   SunGard Data Systems Inc.(a)                                  832,956
      12,000   VERITAS Software Corp.(a)                                   1,287,188
      12,900   Yahoo! Inc.(a)                                              1,680,225
                                                                      --------------
                                                                          45,056,944
-------------------------------------------------------------------------------------
Consumer Products  0.2%
         900   American Greetings Corp.                                       16,313
      16,600   NIKE, Inc.                                                    721,062
                                                                      --------------
                                                                             737,375

    10                                     See Notes to Financial Statements

       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Cosmetics & Soaps  0.8%
      22,300   Colgate-Palmolive Co.                                  $    1,273,887
       7,100   Gillette Co. (The)                                            262,700
      25,000   Kimberly-Clark Corp.                                        1,451,562
      10,100   Procter & Gamble Co.                                          602,213
                                                                      --------------
                                                                           3,590,362
-------------------------------------------------------------------------------------
Distribution/Wholesalers  0.1%
       7,400   Costco Wholesale Corp.(a)                                     400,063
-------------------------------------------------------------------------------------
Diversified Manufacturing  5.7%
         700   Ball Corp.                                                     22,050
       8,200   Cooper Industries, Inc.                                       281,362
       6,700   Corning Inc.                                                1,323,250
       3,300   Eaton Corp.                                                   277,200
     123,700   General Electric Co.                                       19,451,825
      18,550   Honeywell International Inc.                                1,038,800
       4,200   Illinois Tool Works Inc.                                      269,063
         100   Liz Claiborne, Inc.                                             4,631
      17,600   Minnesota Mining & Manufacturing Co.                        1,522,400
      19,100   National Service Industries, Inc.                             410,650
      22,000   Pittston Brink's Group                                        360,250
       3,200   PPG Industries, Inc.                                          174,000
      22,300   Trinity Industrial, Inc.                                      496,175
                                                                      --------------
                                                                          25,631,656
-------------------------------------------------------------------------------------
Drugs & Medical Supplies  3.0%
      44,300   Abbott Laboratories                                         1,702,781
      51,000   Amgen Inc.(a)                                               2,856,000
       3,900   Baxter Int'l. Inc.                                            253,988
      19,600   Boston Scientific Corp.(a)                                    519,400
      88,500   Bristol-Myers Squibb Co.                                    4,640,719
      31,700   Cardinal Health, Inc.                                       1,745,481
         100   Express Scripts, Inc.(a)                                        3,575
      23,000   Johnson & Johnson                                           1,897,500
                                                                      --------------
                                                                          13,619,444

    See Notes to Financial Statements                                     11

       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Electronics  0.3%
       2,700   Avnet, Inc.                                            $      212,288
      11,800   Emerson Electric Co.                                          647,525
       6,600   Linear Technology Corp.                                       377,025
                                                                      --------------
                                                                           1,236,838
-------------------------------------------------------------------------------------
Electronic Components  3.0%
      33,500   Altera Corp.(a)                                             3,425,375
       4,700   American Power Conversion Corp.(a)                            165,969
       2,900   Jabil Circuit, Inc.(a)                                        118,719
      30,100   KLA-Tencor Corp.(a)                                         2,253,737
      13,900   Microchip Technology, Inc.(a)                                 862,669
       3,375   Molex Inc.                                                    185,414
      25,632   Motorola, Inc.                                              3,051,810
      30,300   Teradyne, Inc.(a)                                           3,333,000
                                                                      --------------
                                                                          13,396,693
-------------------------------------------------------------------------------------
Financial Services  8.2%
       3,300   Ambac Financial Group, Inc.                                   158,400
      23,700   American Express Co.                                        3,556,481
      36,965   Bear Stearns Cos. Inc.                                      1,584,874
     126,850   Citigroup Inc.                                              7,539,647
      41,200   Concord EFS, Inc.(a)                                          921,850
      14,800   Countrywide Credit Industries, Inc.                           408,850
      12,900   Federal Home Loan Mortgage Corp.                              592,594
      37,100   Federal National Mortgage Association                       2,237,594
      71,500   FINOVA Group Inc. (The)                                       916,094
      49,400   Golden West Financial Corp.                                 1,685,775
      26,400   H&R Block, Inc.                                             1,103,850
       5,000   Household Int'l., Inc.                                        208,750
      29,500   Lehman Brothers Holdings Inc.                               2,420,844
      42,900   MBNA Corp.                                                  1,139,531
       9,000   Merrill Lynch & Co., Inc.                                     917,437
       5,000   MGIC Investment Corp.                                         239,063
      23,400   Morgan (J.P.) & Co., Inc.                                   3,003,975

    12                                     See Notes to Financial Statements

       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      57,200   Morgan Stanley Dean Witter & Co.                       $    4,390,100
      48,300   PaineWebber Group Inc.                                      2,119,162
       8,500   Providian Financial Corp.                                     748,531
      14,900   Schwab (Charles) Corp.                                        663,050
                                                                      --------------
                                                                          36,556,452
-------------------------------------------------------------------------------------
Foods  0.8%
         705   Archer-Daniels-Midland Co.                                      7,006
       1,000   H.J. Heinz Co.                                                 34,000
      82,300   IBP, Inc.                                                   1,357,950
       9,000   International Multifoods Corp.                                115,313
         800   Kellogg Co.                                                    19,550
      10,300   Quaker Oats Co. (The)                                         671,431
      19,000   Suiza Foods Corp.(a)                                          739,812
       2,000   SUPERVALU INC.                                                 41,375
      11,500   SYSCO Corp.                                                   432,688
         400   Wrigley (William) Jr. Co.                                      28,950
                                                                      --------------
                                                                           3,448,075
-------------------------------------------------------------------------------------
Gas Distribution  0.1%
      23,800   Sempra Energy                                                 441,788
-------------------------------------------------------------------------------------
Gas Pipelines  0.4%
       4,700   El Paso Energy Corp.                                          199,750
      19,900   Enron Corp.                                                 1,386,781
                                                                      --------------
                                                                           1,586,531
-------------------------------------------------------------------------------------
Health Care  0.6%
      34,300   Columbia/HCA Healthcare Corp.                                 975,406
      27,600   Foundation Health Systems, Inc.(a)                            277,725
       5,000   Tenet Healthcare Corp.(a)                                     127,500
       4,200   Trigon Healthcare, Inc.(a)                                    150,938
      16,000   UnitedHealth Group, Inc.                                    1,067,000
         200   Wellpoint Health Networks Inc.(a)                              14,750
                                                                      --------------
                                                                           2,613,319
-------------------------------------------------------------------------------------
Housing Construction  0.3%
      26,700   Centex Corp.                                                  644,137

    See Notes to Financial Statements                                     13

       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
         100   Masco Corp.                                            $        2,244
      29,100   Pulte Corp.                                                   625,650
                                                                      --------------
                                                                           1,272,031
-------------------------------------------------------------------------------------
Insurance  3.4%
       6,800   Aetna Inc.                                                    393,550
       5,100   AFLAC INC.                                                    248,944
      19,000   Allmerica Financial Corp.                                   1,028,375
     135,600   Allstate Corp.                                              3,203,550
       5,200   American Financial Group, Inc.                                132,275
       1,600   American General Corp.                                         89,600
      60,800   American Int'l. Group, Inc.                                 6,669,000
      25,000   Everest Re Group, Ltd.                                        731,250
       6,800   Hartford Financial Services Group, Inc.                       354,875
       1,600   Jefferson-Pilot Corp.                                         106,500
         300   Loews Corp.                                                    16,537
       5,000   Marsh & McLennan Co., Inc.                                    492,812
       8,100   PMI Group, Inc. (The)                                         392,344
      41,200   St. Paul Companies, Inc.                                    1,467,750
                                                                      --------------
                                                                          15,327,362
-------------------------------------------------------------------------------------
Lodging
         400   Marriott Int'l., Inc.                                          12,800
-------------------------------------------------------------------------------------
Machinery  0.3%
       6,100   Deere & Co.                                                   246,288
       6,900   Dover Corp.                                                   350,606
       4,200   Ingersoll-Rand Co.                                            197,138
      26,200   McDermott Int'l., Inc.                                        212,875
       4,000   Milacron Inc.                                                  73,000
       7,400   Tecumseh Products Co.                                         343,637
                                                                      --------------
                                                                           1,423,544
-------------------------------------------------------------------------------------
Media  2.9%
      18,900   Comcast Corp.(a)                                              757,181
      79,100   Disney (Walt) Co.                                           3,426,019
       6,800   Dow Jones & Co., Inc.                                         441,150
      11,100   Gannett Co., Inc.                                             709,013

    14                                     See Notes to Financial Statements

       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       7,400   Interpublic Group of Companies, Inc.                   $      303,400
       3,200   Knight-Ridder, Inc.                                           157,000
       5,900   McGraw-Hill Cos., Inc.                                        309,750
       6,800   New York Times Co.                                            280,075
      10,500   Omnicom Group Inc.                                            956,156
      62,200   Time Warner, Inc.                                           5,594,112
                                                                      --------------
                                                                          12,933,856
-------------------------------------------------------------------------------------
Metals
         700   Inco Ltd.(a)                                                   10,938
-------------------------------------------------------------------------------------
Mining
         900   Barrick Gold Corp.                                             15,131
-------------------------------------------------------------------------------------
Miscellaneous Basic Industry  1.2%
       2,500   Precision Castparts Corp.                                     104,375
      21,500   Textron, Inc.                                               1,331,656
      81,110   Tyco Int'l. Ltd.                                            3,725,991
                                                                      --------------
                                                                           5,162,022
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.1%
      17,000   Wallace Computer Services, Inc.                               185,938
       3,100   Xerox Corp.                                                    81,956
                                                                      --------------
                                                                             267,894
-------------------------------------------------------------------------------------
Oil & Gas  0.5%
       9,500   Amerada Hess Corp.                                            604,438
      14,600   BJ Services Co.(a)                                          1,025,650
      14,500   Coastal Corp.                                                 727,719
                                                                      --------------
                                                                           2,357,807
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  0.5%
         300   Apache Corp.                                                   14,531
      13,100   Conoco Inc.                                                   325,863
      34,000   ENSCO International, Inc.                                   1,128,375
      30,200   Tosco Corp.                                                   968,287
                                                                      --------------
                                                                           2,437,056

    See Notes to Financial Statements                                     15

       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Paper & Packaging  1.0%
       3,500   Champion Int'l. Corp.                                  $      230,125
       6,200   Consolidated Papers, Inc.                                     234,825
       6,200   Georgia-Pacific Group                                         227,850
      75,600   International Paper Co.                                     2,778,300
      71,600   Louisiana-Pacific Corp.                                       957,650
                                                                      --------------
                                                                           4,428,750
-------------------------------------------------------------------------------------
Petroleum & Coal  4.6%
         148   Arch Coal, Inc.                                                   794
      14,036   BP Amoco PLC, ADR (United Kingdom)                            715,836
      27,700   Chevron Corp.                                               2,357,962
     102,003   Exxon Mobil Corporation                                     7,924,358
      42,200   Phillips Petroleum Co.                                      2,001,863
      73,900   Royal Dutch Petroleum Co.                                   4,240,012
      63,900   Texaco Inc.                                                 3,163,050
                                                                      --------------
                                                                          20,403,875
-------------------------------------------------------------------------------------
Pharmaceuticals  5.5%
       7,300   Allergan, Inc.                                                429,788
      43,600   Eli Lilly & Co.                                             3,370,825
      87,700   Merck & Co., Inc.                                           6,095,150
     187,900   Pfizer Inc.                                                 7,915,287
      26,900   Schering-Plough Corp.                                       1,084,406
      50,100   Warner-Lambert Co.                                          5,702,006
         200   Watson Pharmaceuticals, Inc.(a)                                 8,988
                                                                      --------------
                                                                          24,606,450
-------------------------------------------------------------------------------------
Railroads  0.6%
      82,000   Burlington Northern, Inc.                                   1,978,250
       1,500   Kansas City Southern Industries, Inc.                         107,812
      12,600   Union Pacific Corp.                                           530,775
                                                                      --------------
                                                                           2,616,837
-------------------------------------------------------------------------------------
Restaurants  0.2%
       3,100   McDonald's Corp.                                              118,187
      29,700   Starbucks Corp.(a)                                            897,961
                                                                      --------------
                                                                           1,016,148

    16                                     See Notes to Financial Statements

       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Retail  6.6%
         400   Albertson's, Inc.                                      $       13,025
       6,100   Bed Bath & Beyond Inc.(a)                                     223,794
      12,500   Best Buy Co., Inc.(a)                                       1,009,375
      31,700   Circuit City Stores-Circuit City Group                      1,864,356
         500   CVS Corp.                                                      21,750
      37,600   Federated Department Stores, Inc.(a)                        1,278,400
      41,600   Gap, Inc. (The)                                             1,528,800
      99,950   Home Depot, Inc.                                            5,603,447
     172,900   Kmart Corp.(a)                                              1,404,813
      18,800   Kohl's Corp.(a)                                               902,400
       5,489   Limited, Inc.                                                 248,034
      23,300   Lowe's Companies, Inc.                                      1,153,350
      13,500   Neiman-Marcus Group, Inc.(a)                                  347,625
       4,400   Safeway Inc.(a)                                               194,150
      51,600   Sears, Roebuck & Co.                                        1,889,850
       7,300   Target Corp.                                                  485,906
       9,600   Tiffany & Co.                                                 697,800
     176,500   Wal-Mart Stores, Inc.                                       9,773,687
      36,200   Walgreen Co.                                                1,018,125
                                                                      --------------
                                                                          29,658,687
-------------------------------------------------------------------------------------
Semiconductors  6.6%
       7,400   Analog Devices, Inc.(a)                                       568,413
      45,400   Applied Materials, Inc.(a)                                  4,622,287
       8,400   Atmel Corp.(a)                                                411,075
     128,600   Intel Corp.                                                16,308,087
      47,500   LSI Logic Corp.(a)                                          2,968,750
       1,800   Novellus Systems, Inc.(a)                                     120,038
      27,000   Texas Instruments Inc.                                      4,397,625
                                                                      --------------
                                                                          29,396,275
-------------------------------------------------------------------------------------
Steel - Producers  0.1%
      14,300   Nucor Corp.                                                   614,900
       1,500   USX-U.S. Steel Group                                           37,594
                                                                      --------------
                                                                             652,494

    See Notes to Financial Statements                                     17

       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Telecommunications  8.8%
      65,300   ADC Telecommunications, Inc.(a)                        $    3,966,975
     100,700   AT&T Corp.                                                  4,701,431
      63,600   Bell Atlantic Corp.                                         3,768,300
      22,700   BellSouth Corp.                                             1,105,206
      35,800   GTE Corp.                                                   2,425,450
      70,000   Lucent Technologies, Inc.                                   4,353,125
      47,450   MCI WorldCom, Inc.(a)                                       2,156,009
      52,000   Nortel Networks Corp.                                       5,889,000
      33,400   QUALCOMM, Inc.(a)                                           3,621,813
     116,494   SBC Communications Inc.                                     5,103,893
      40,700   Sprint Corp.                                                2,503,050
                                                                      --------------
                                                                          39,594,252
-------------------------------------------------------------------------------------
Textiles  0.1%
      11,900   Springs Industries, Inc.                                      488,644
-------------------------------------------------------------------------------------
Tobacco  0.3%
      69,400   Philip Morris Companies Inc.                                1,518,125
       1,200   Universal Corp.                                                22,650
                                                                      --------------
                                                                           1,540,775
-------------------------------------------------------------------------------------
Transportation
       5,000   CNF Transportation Inc.                                       139,688
-------------------------------------------------------------------------------------
Utilities  3.4%
         500   Ameren Corp.                                                   18,344
       1,700   American Electric Power Co., Inc.                              62,263
       5,300   Calpine Corp.(a)                                              484,950
       1,000   Carolina Power & Light Co.                                     36,563
       2,000   Cinergy Corp.                                                  53,500
       5,200   Consolidated Edison, Inc.                                     182,975
       3,900   Constellation Energy Group                                    128,944
       6,673   Dominion Resources, Inc.                                      300,285
      50,900   Duke Energy Corp.                                           2,926,750
      77,000   Entergy Corp.                                               1,958,687
       6,600   FirstEnergy Corp.                                             167,887

    18                                     See Notes to Financial Statements

       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      10,100   Florida Progress Corp.                                 $      494,900
       4,200   FPL Group, Inc.                                               189,787
       6,100   Minnesota Power, Inc.                                         112,469
      86,200   PG&E Corp.                                                  2,235,812
       1,600   Pinnacle West Capital Corp.                                    56,200
      24,100   Public Service Company of New Mexico(a)                       433,800
       2,200   Public Service Enterprise Group Inc.                           78,925
       4,900   Puget Sound Energy, Inc.                                      116,375
      84,200   Reliant Energy, Inc.                                        2,241,825
      59,100   Texas Utilities Co.                                         1,990,931
      16,000   Unicom Corp.                                                  636,000
      24,400   UtiliCorp United Inc.                                         469,700
                                                                      --------------
                                                                          15,377,872
                                                                      --------------
               Total long-term investments (cost $354,258,806)           447,217,422

SHORT-TERM INVESTMENT  0.3%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreement  0.3%
       1,172   Joint Repurchase Agreement Account,
                5.71%, 5/1/00
                (cost $1,172,000; Note 5)                                  1,172,000
                                                                      --------------
               Total Investments  100.2%
                (cost $355,430,806; Note 4)                              448,389,422
               Liabilities in excess of other assets  (0.2%)                (966,443)
                                                                      --------------
               Net Assets  100%                                       $  447,422,979
                                                                      --------------
                                                                      --------------

--------------------------------------------------------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
PLC--Public Limited Company (British Corporation)
    See Notes to Financial Statements                                     19

       Prudential Tax-Managed Equity Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                    April 30, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $355,430,806)                            $ 448,389,422
Cash                                                                        37,438
Receivable for investments sold                                          9,315,189
Receivable for Fund shares sold                                          2,220,693
Dividends and interest receivable                                          279,625
Prepaid expenses                                                             1,778
                                                                    --------------
      Total assets                                                     460,244,145
                                                                    --------------
LIABILITIES
Payable for investments purchased                                       10,576,077
Payable for Fund shares reacquired                                       1,503,295
Distribution fee payable                                                   295,390
Management fee payable                                                     238,212
Accrued expenses and other liabilities                                     208,192
                                                                    --------------
      Total liabilities                                                 12,821,166
                                                                    --------------
NET ASSETS                                                           $ 447,422,979
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $      36,133
   Paid-in capital in excess of par                                    375,219,316
                                                                    --------------
                                                                       375,255,449
   Net investment loss                                                  (1,132,606)
   Accumulated net realized loss on investments                        (19,658,480)
   Net unrealized appreciation on investments                           92,958,616
                                                                    --------------
Net assets, April 30, 2000                                           $ 447,422,979
                                                                    --------------
                                                                    --------------

    20                                     See Notes to Financial Statements

       Prudential Tax-Managed Equity Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    April 30, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($92,386,347 / 7,419,423 shares of beneficial interest
      issued and outstanding)                                               $12.45
   Maximum sales charge (5% of offering price)                                 .66
                                                                    --------------
   Maximum offering price to public                                         $13.11
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($208,694,478 / 16,887,885 shares of beneficial interest
      issued and outstanding)                                               $12.36
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share
      ($128,596,192 / 10,406,416 shares of beneficial interest
      issued and outstanding)                                                12.36
   Sales charge (1% of offering price)                                         .12
                                                                    --------------
   Offering price to public                                                 $12.48
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($17,745,962 / 1,419,604 shares of beneficial interest
      issued and outstanding)                                               $12.50
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     21

       Prudential Tax-Managed Equity Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                  April 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $2,410)          $   2,417,560
   Interest                                                               27,955
                                                                 -----------------
      Total income                                                     2,445,515
                                                                 -----------------
Expenses
   Management fee                                                      1,383,532
   Distribution fee--Class A                                             111,145
   Distribution fee--Class B                                             982,232
   Distribution fee--Class C                                             614,174
   Transfer agent's fees and expenses                                    116,000
   Amortization of offering costs                                        110,000
   Reports to shareholders                                                80,000
   Custodian's fees and expenses                                          75,000
   Registration fees                                                      75,000
   Audit fee and expenses                                                 13,000
   Legal fees and expenses                                                10,000
   Trustees' fees and expenses                                             7,000
   Miscellaneous                                                           1,038
                                                                 -----------------
      Total expenses                                                   3,578,121
                                                                 -----------------
Net investment loss                                                   (1,132,606)
                                                                 -----------------
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions                          (7,373,310)
Net change in unrealized appreciation on investments                  49,063,657
                                                                 -----------------
Net gain on investments                                               41,690,347
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  40,557,741
                                                                 -----------------
                                                                 -----------------

    22                                     See Notes to Financial Statements

       Prudential Tax-Managed Equity Fund
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months        March 3, 1999(a)
                                                  Ended                Through
                                              April 30, 2000      October 31, 1999
------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment loss                         $ (1,132,606)        $    (981,843)
   Net realized loss on investments              (7,373,310)          (12,285,170)
   Net change in unrealized appreciation
      of investments                             49,063,657            43,894,959
                                             ----------------    -------------------
   Net increase in net assets resulting
      from operations                            40,557,741            30,627,946
                                             ----------------    -------------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares subscribed           98,399,276           391,486,386
   Cost of shares reacquired                    (69,379,649)          (44,368,721)
                                             ----------------    -------------------
   Net increase in net assets from Fund
      share transactions                         29,019,627           347,117,665
                                             ----------------    -------------------
Total increase                                   69,577,368           377,745,611
NET ASSETS
Beginning of period                             377,845,611               100,000
                                             ----------------    -------------------
End of period                                  $447,422,979         $ 377,845,611
                                             ----------------    -------------------
                                             ----------------    -------------------
---------------
(a) Commencement of investment operations.

    See Notes to Financial Statements                                     23

       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements (Unaudited)

      Prudential Tax-Managed Equity Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund was organized as a business trust in Delaware on September 18, 1998. The Fund had no significant operations other than the issuance of 2,500 shares each of Class A, Class B, Class C and Class Z for $100,000 on December 8, 1998 to Prudential Investments Fund Management LLC ('PIFM'). The Fund commenced investment operations on March 3, 1999.

      The investment objective of the Fund is to seek long-term after-tax growth of capital. The Fund pursues its objective by investing a majority of the total assets in equity-related securities, such as common stock and convertible securities of U.S. companies.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange are
valued at the last sale price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or principal market maker. Securities for which market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation methodology or provides a valuation or methodology that does not represent fair value are valued in accordance with procedures adopted by the Fund's Board of Trustees.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is
    24

       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the intent of the Fund to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Deferred Offering Cost:    The Fund incurred approximately $327,000 in
connection with the initial offering of the Fund. Offering costs have been amortized over a period of 12 months ending in March 2000.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management, LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the Management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      For the period ended November 1, 1999 through December 31, 1999 the management fee paid PIFM was computed daily and payable monthly at an annual rate of .65% of 1% of the Fund's average daily net assets. Effective January 1, 2000 the management fee paid PIFM is computed daily and payable monthly at an annual rate of
                                                                          25

       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

 .65% of 1% of the average daily net assets of the Fund up to and including $500 million and .60% of 1% of such assets in excess of $500 million.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended April 30, 2000.

      PIMS has advised the Fund that it has received approximately $197,700 and $198,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended April 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended April 30, 2000, it received approximately $477,300 and $110,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS, PIC and PIFM are wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the six months ended April 30, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended April 30, 2000, the
    26

       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Fund incurred fees of approximately $115,000 for the services of PMFS. As of April 30, 2000, approximately $20,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2000 were $223,248,093 and $193,019,961, respectively.

      The federal income tax basis of the Fund's investments at April 30, 2000 was $356,309,776 and accordingly, net unrealized appreciation on investments for federal income tax purposes was $92,079,646 (gross unrealized appreciation--$102,895,696, gross unrealized depreciation--$10,816,050).

      The Fund had a capital loss carryforward as of October 31, 1999, of $11,454,800 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such amounts.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of April 30, 2000, the Fund had a
 .14% undivided interest in the repurchase agreements in the joint account. The undivided interest for
                                                                          27

       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

the Fund represents $1,172,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      ABN AMRO Incorporated, 5.72%, in the principal amount of $160,000,000, repurchase price $160,076,267, due 5/1/00. The value of the collateral including accrued interest was $163,200,995.

      Bear, Stearns & Co. Inc., 5.72%, in the principal amount of $160,000,000, repurchase price $160,076,267, due 5/1/00. The value of the collateral including accrued interest was $166,727,544.

      Credit Suisse First Boston Corp., 5.75%, in the principal amount of $160,000,000, repurchase price $160,076,667, due 5/1/00. The value of the collateral including accrued interest was $165,506,481.

      Morgan (J.P.) Securities Inc., 5.72%, in the principal amount of $210,000,000, repurchase price $210,100,100, due 5/1/00. The value of the collateral including accrued interest was $214,200,036.

      Salomon Smith Barney, Inc., 5.65%, in the principal amount of $162,577,000, repurchase price $162,653,547, due 5/1/00. The value of the collateral including accrued interest was $165,893,849.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value. As of April 30, 2000, The Prudential owned 2,504 Class A shares, 2,551 Class B shares, 2,500 Class C shares and 2,504 Class Z shares.
    28

       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended April 30, 2000:
Shares sold                                                   2,171,709    $  25,629,334
Shares reacquired                                            (1,805,228)     (21,542,683)
                                                            -----------    -------------
Net increase in shares outstanding before conversion            366,481        4,086,651
Shares issued upon conversion from Class B                      115,910        1,374,856
                                                            -----------    -------------
Net increase in shares outstanding                              482,391    $   5,461,507
                                                            -----------    -------------
                                                            -----------    -------------
March 3, 1999(a) through October 31, 1999:
Shares sold                                                   8,370,870    $  86,651,084
Shares reacquired                                            (1,531,309)     (16,474,883)
                                                            -----------    -------------
Net increase in shares outstanding before conversion          6,839,561       70,176,201
Shares issued upon conversion from Class B                       94,971        1,036,253
                                                            -----------    -------------
Net increase in shares outstanding                            6,934,532    $  71,212,454
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Six months ended April 30, 2000:
Shares sold                                                   3,285,716    $  38,892,003
Shares reacquired                                            (1,886,969)     (22,481,949)
                                                            -----------    -------------
Net increase in shares outstanding before conversion          1,398,747       16,410,054
Shares reacquired upon conversion into Class A                 (116,577)      (1,374,856)
                                                            -----------    -------------
Net increase in shares outstanding                            1,282,170    $  15,035,198
                                                            -----------    -------------
                                                            -----------    -------------
------------------------------
(a) Commencement of investment operations.

                                                                          29

       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
March 3, 1999(a) through October 31, 1999:
Shares sold                                                  16,918,477    $ 175,697,109
Shares reacquired                                            (1,220,109)     (13,250,878)
                                                            -----------    -------------
Net increase in shares outstanding before conversion         15,698,368      162,446,231
Shares reacquired upon conversion into Class A                  (95,153)      (1,036,253)
                                                            -----------    -------------
Net increase in shares outstanding                           15,603,215    $ 161,409,978
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Six months ended April 30, 2000:
Shares sold                                                   1,964,310    $  23,189,621
Shares reacquired                                            (1,439,725)     (17,032,628)
                                                            -----------    -------------
Net increase in shares outstanding                              524,585    $   6,156,993
                                                            -----------    -------------
                                                            -----------    -------------
March 3, 1999(a) through October 31, 1999:
Shares sold                                                  10,842,964    $ 112,692,373
Shares reacquired                                              (963,633)     (10,448,107)
                                                            -----------    -------------
Net increase in shares outstanding                            9,879,331    $ 102,244,266
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended April 30, 2000:
Shares sold                                                     900,044    $  10,688,318
Shares reacquired                                              (689,004)      (8,322,389)
                                                            -----------    -------------
Net increase in shares outstanding                              211,040    $   2,365,929
                                                            -----------    -------------
                                                            -----------    -------------
March 3, 1999(a) through October 31, 1999:
Shares sold                                                   1,592,714    $  16,445,820
Shares reacquired                                              (386,650)      (4,194,853)
                                                            -----------    -------------
Net increase in shares outstanding                            1,206,064    $  12,250,967
                                                            -----------    -------------
                                                            -----------    -------------

---------------
(a) Commencement of investment operations.
    30

       Prudential Tax-Managed Equity Fund
             Financial Highlights (Unaudited)

                                                                  Class A
                                                -------------------------------------------
                                                    Six Months           March 3, 1999(a)
                                                      Ended                  Through
                                                April 30, 2000(d)      October 31, 1999(d)
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $  11.27                $  10.00
                                                     --------                --------
Income from investment operations
Net investment income                                      --(e)                 0.01
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                          1.18                    1.26
                                                     --------                --------
   Total from investment operations                      1.18                    1.27
                                                     --------                --------
Net asset value, end of period                       $  12.45                $  11.27
                                                     --------                --------
                                                     --------                --------
TOTAL RETURN(b):                                        10.47%                  12.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                      $ 92,386                $ 78,169
Average net assets (000)                             $ 89,404                $ 66,701
Ratios to average net assets(c):
   Expenses, including distribution fees                 1.13%                   1.23%
   Expenses, excluding distribution fees                 0.88%                   0.98%
   Net investment income                                  .02%                   0.09%
For Class A, B, C and Z shares:
Portfolio turnover                                         45%                     67%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Based on weighted average shares outstanding during the period.
(e) Less than $.005 per share.
    See Notes to Financial Statements                                     31

       Prudential Tax-Managed Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                  Class B
                                                -------------------------------------------
                                                    Six Months           March 3, 1999(a)
                                                      Ended                  Through
                                                April 30, 2000(d)      October 31, 1999(d)
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $  11.22                $  10.00
                                                   ----------              ----------
Income from investment operations
Net investment loss                                     (0.04)                  (0.05)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                          1.18                    1.27
                                                   ----------              ----------
   Total from investment operations                      1.14                    1.22
                                                   ----------              ----------
Net asset value, end of period                       $  12.36                $  11.22
                                                   ----------              ----------
                                                   ----------              ----------
TOTAL RETURN(b):                                        10.16%                  12.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                      $208,695                $175,129
Average net assets (000)                             $197,526                $144,221
Ratios to average net assets(c):
   Expenses, including distribution fees                 1.88%                   1.98%
   Expenses, excluding distribution fees                 0.88%                    .98%
   Net investment income                                (0.73)%                 (0.67)%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Based on weighted average shares outstanding during the period.
    32                                     See Notes to Financial Statements

       Prudential Tax-Managed Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                  Class C
                                                -------------------------------------------
                                                    Six Months           March 3, 1999(a)
                                                      Ended                  Through
                                                April 30, 2000(d)      October 31, 1999(d)
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $  11.22                $  10.00
                                                   ----------              ----------
Income from investment operations
Net investment loss                                     (0.04)                  (0.05)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                          1.18                    1.27
                                                   ----------              ----------
   Total from investment operations                      1.14                    1.22
                                                   ----------              ----------
Net asset value, end of period                       $  12.36                $  11.22
                                                   ----------              ----------
                                                   ----------              ----------
TOTAL RETURN(b):                                        10.16%                  12.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                      $128,596                $110,895
Average net assets (000)                             $123,510                $ 91,235
Ratios to average net assets(c):
   Expenses, including distribution fees                 1.88%                   1.98%
   Expenses, excluding distribution fees                  .88%                    .98%
   Net investment income                                (0.73)%                 (0.67)%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Based on weighted average shares outstanding during the period.
    See Notes to Financial Statements                                     33

       Prudential Tax-Managed Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                  Class Z
                                                -------------------------------------------
                                                    Six Months           March 3, 1999(a)
                                                      Ended                  Through
                                                April 30, 2000(d)      October 31, 1999(d)
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $  11.30                $  10.00
                                                     --------                --------
Income from investment operations
Net investment income                                    0.02                    0.02
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                          1.18                    1.28
                                                     --------                --------
      Total from investment operations                   1.20                    1.30
                                                     --------                --------
Net asset value, end of period                       $  12.50                $  11.30
                                                     --------                --------
                                                     --------                --------
TOTAL RETURN(b):                                        10.62%                  13.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                      $ 17,746                $ 13,653
Average net assets (000)                             $ 17,601                $ 12,627
Ratios to average net assets(c):
   Expenses, including distribution fees                 0.88%                   0.98%
   Expenses, excluding distribution fees                 0.88%                   0.98%
   Net investment income                                 0.27%                   0.35%

------------------------------
(a) Commencement of investment operations.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Based on weighted average shares outstanding during the period.
    34                                     See Notes to Financial Statements

Prudential Tax-Managed Equity Fund
Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches.
These instruments are sensitive to changes in interest rates and homeowner refinancing activity.
They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.
Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Prudential Tax-Managed Equity Fund

Getting the Most from Your Prudential Mutual Fund

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold
(converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

www.prudential.com          (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols   NASDAQ    CUSIP
     Class A   PTMAX   74437B103
     Class B   PTMBX   74437B202
     Class C   PTMCX   74437B301
     Class Z   PTEZX   74437B400

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2000, were not audited and, accordingly, no opinion is expressed on them.

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Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF187E2   74437B103   74437B202   74437B301   74437B400

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